Accounts Payable	12 Months Ended
Dec. 31, 2022
Accounts Payable [Abstract]
ACCOUNTS PAYABLE

9. ACCOUNTS PAYABLE

Accounts payable consisted of the amounts due to our suppliers for purchases of services.

As of December 31, 2021, there was a total of seven vendors, who filed lawsuits against the Group, and the balance of accounts payable associated with these lawsuits were $3.1 million. The balance recognized in accounts payable associated with lawsuits consisted of the unpaid claim amount, penalty and accrued interests, which were determined by the court verdicts.

In 2022, the Group had paid the associated claim amount, penalty, and accrued interests in full.